UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2025

TURTLE BEACH CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	001-35465	27-2767540
(State or other jurisdiction of Incorporation or organization)	Commission File No.	(I.R.S. Employer Identification No.)

15822 Bernardo Center Drive, Suite 105
San Diego, CA 92127
(Address of principal executive offices) (Zip Code)

(914) 345-2255

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	TBCH	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of an Amendment to the Turtle Beach Corporation 2023 Stock-Based Incentive Compensation Plan (as Amended)

On June 3, 2025, Turtle Beach Corporation (the “Company”) held by live webcast its 2025 Annual Meeting of Stockholders (the “Annual Meeting”), where a quorum was present. At the Annual Meeting, the stockholders of the Company approved an amendment to the Company’s 2023 Stock Based Incentive Compensation Plan (the “Stock Plan Amendment”) to increase the number of shares available thereunder by 1,510,000 additional shares.

The description of the Stock Plan Amendment set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 18, 2025 (the “Proxy Statement”), section entitled “Item 5–Approval of Amendment to 2023 Stock-Based Incentive Compensation Plan” beginning on page 59 of the Proxy Statement, is incorporated herein by reference. This summary of the Stock Plan Amendment does not purport to be complete and is qualified in its entirety by reference to the text of the Stock Plan Amendment filed as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Matters submitted to the Company’s stockholders and voted upon at the Annual Meeting, which are more fully described in the Proxy Statement, were (1) the election of eight nominees to the Company’s Board of Directors, (2) the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, (3) an advisory vote on the compensation of the Company’s named executive officers (“NEOs”), (4) an advisory vote on the frequency of future advisory votes on the compensation of the Company’s NEOs, and (5) the approval of an amendment to the Company’s 2023 Stock Based Incentive Compensation Plan.

The tables below show the votes cast for or against, as well as the number of abstentions and broker non-votes, as to each proposal, including a separate tabulation with respect to each nominee for director.

Item 1. Election of eight members to the Board of Directors.

Nominee	For	Against	Abstain	Broker Non-Vote
Terry Jimenez	11,500,290	263,150	91,264	3,121,874
Elizabeth B. Bush	11,511,974	180,249	162,481	3,121,874
Cris Keirn	11,707,413	56,563	90,728	3,121,874
David Muscatel	11,489,635	270,394	94,675	3,121,874
Katherine L. Scherping	11,510,116	182,007	162,581	3,121,874
Julia W. Sze	11,542,878	149,441	162,385	3,121,874
Andrew Wolfe, Ph.D.	11,506,059	252,552	96,093	3,121,874
William Wyatt	11,481,507	281,696	91,501	3,121,874

Item 2. Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025.

For	Against	Abstain
14,715,591	168,949	92,038

Item 3. Advisory vote on the compensation of NEOs.

For	Against	Abstain	Broker Non-Vote
11,535,273	214,589	104,842	3,121,874

Item 4. Advisory vote on the frequency of future advisory votes on the compensation of NEOs.

1 Year	2 Years	3 Years	Abstain
11,264,395	27,385	385,809	177,115

Item 5. Approval of an amendment to the Company’s 2023 Stock Based Incentive Compensation Plan.

For	Against	Abstain	Broker Non-Vote
11,623,149	131,901	99,654	3,121,874

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description

10.1	Amendment No. 2025-1 to Turtle Beach Corporation 2023 Stock-Based Incentive Compensation Plan

104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Dated: June 5, 2025

TURTLE BEACH CORPORATION

By:	/S/ MARK WEINSWIG
Mark Weinswig
Chief Financial Officer